Exhibit 10.2

EXECUTION VERSION

GENCO SHIPPING & TRADING LIMITED

299 Park Avenue, 11th Floor

New York, NY 10171

June 1, 2017

Nordea Bank AB (publ), New York Branch,
as Administrative Agent
1211 Avenue of the Americas, 23rd Floor
New York, NY 10036

Re:Consent and Waiver

Ladies & Gentlemen:

Reference is made to that certain CREDIT AGREEMENT, dated as of November 10, 2016 (as in effect on the date hereof, the “Credit Agreement”), by and among GENCO SHIPPING & TRADING LIMITED, a company incorporated under the laws of the Republic of the Marshall Islands (the “Borrower”), the Lenders party thereto from time to time, and NORDEA BANK AB (PUBL), NEW YORK BRANCH (“Nordea”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as Security Agent under the Security Documents (in such capacity, the “Security Agent”). Unless otherwise indicated, all capitalized terms used in this letter (this “Consent Letter”) and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement.

We hereby request that the Lenders consent and agree that, notwithstanding anything to the contrary set forth in Section 8.13 of the Credit Agreement, the Borrower may maintain (and open) deposit, savings, investment and other similar accounts in addition to the Minimum Liquidity Account and Side Account.

This Consent Letter shall become effective on the date when the following conditions have been satisfied (such date, the “Effective Date”):

(a)	this Consent Letter shall have been executed and delivered by the Borrower and the Required Lenders; and
(b)

on the Effective Date, immediately after giving effect to this Consent Letter (i) all representations and warranties contained in the Credit Agreement or in any other Credit Document shall be true and correct in all material respects both after giving effect to this Consent Letter with the same effect as though such representations and warranties had been made on the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) no Default or Event of Default shall have occurred and be continuing.

In order to induce the Administrative Agent and the Lenders to enter into this Consent Letter, the Borrower makes the following representations and warranties, immediately after giving effect to this Consent Letter:

(a)

The Borrower has the corporate power and authority to execute and deliver this Consent Letter and perform the terms and provisions of this Consent Letter and the Credit Agreement, as modified hereby, and has taken or will take in due course all necessary corporate or other applicable action to authorize the execution and delivery by it of this Consent Letter and the performance by it of the Consent Letter and the Credit Agreement, as modified hereby.

(b)

The Borrower has duly executed and delivered this Consent Letter, and each of this Consent Letter and the Credit Agreement, as modified hereby, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)

Neither the execution or delivery by the Borrower of this Consent Letter or the performance by the Borrower of this Consent Letter or the Credit Agreement, as modified hereby, nor compliance by it with the terms and provisions hereof or thereof, will (i) contravene any material provision of any applicable law, statute, rule or regulation or any applicable order, judgment, writ, injunction or decree of any court or governmental instrumentality, (ii) violate, conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except Permitted Liens) upon any of the material properties or assets of the Borrower and its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which any of the Borrower and its Subsidiaries is a party or by which it or any of its material property or assets is bound or to which it may be subject, (iii) violate any provision of the Organizational Documents of any of the Borrower and its Subsidiaries or (iv) violate any provision of the Credit Documents, as modified hereby.

(d)

No order, consent, approval, license, authorization or validation of, or filing, recording or registration with or exemption by, any Governmental Authority or public body, or any subdivision thereof, is required to

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authorize, or is required in connection with, (i) the execution and delivery by the Borrower of this Consent Letter or the performance by the Borrower the Credit Agreement, as modified hereby, or (ii) the legality, validity, binding effect or enforceability of this Consent Letter or the Credit Agreement, as modified hereby, in each case, except as have been obtained or made.

(e)	No Default or Event of Default has occurred and is continuing.

Please confirm your agreement to this Consent Letter set forth herein by signing, accepting and agreeing to this Consent Letter below.

The consent provided pursuant to this letter is limited precisely as written and shall not be deemed to be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement and the other Credit Documents or any of the other instruments or agreements referred to therein except as set forth herein.

This Consent Letter may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

THIS CONSENT LETTER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

EACH OF THE PARTIES TO THIS CONSENT LETTER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS CONSENT LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY.

From and after the Effective Date, (i) all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby and (ii) this Consent Letter shall for all purposes constitute a Credit Document.

[Signature pages follow]

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Very truly yours,

GENCO SHIPPING & TRADING LIMITED

By:	/s/ Apostolos Zafolias
	Name:	Apostolos Zafolias
	Title:	Chief Financial Officer

[Signature Page – Consent Letter under Genco Shipping & Trading Limited Credit Agreement]

Accepted and agreed:

NORDEA BANK AB (PUBL), NEW YORK BRANCH,
as Administrative Agent, Security Agent and a Lender

By:	/s/ Erik Havnvik
	Name:	Erik Havnvik
	Title:	First Vice President

By:	/s/ Martin Lunder
	Name:	Martin Lunder
	Title:	Senior Vice President

[Signature Page – Consent Letter under Genco Shipping & Trading Limited Credit Agreement]

SKANDINAVIKSA ENSKILDA BANKEN AB (PUBL), as a Lender

By:	/s/ Arne Juell-Skielse
	Name:	Arne Juell-Skielse
Title:

By:	/s/ Magnus Rundgren
	Name:	Magnus Rundgren
Title:

[Signature Page – Consent Letter under Genco Shipping & Trading Limited Credit Agreement]

DVB BANK SE, as a Lender

By:	/s/ E.C. Gruner-Hegge
	Name:	E.C. Gruner-Hegge
	Title:	Senior Vice President

By:	/s/ Andrea Strullato
	Name:	Andrea Stullato
	Title:	Senior Vice President

[Signature Page – Consent Letter under Genco Shipping & Trading Limited Credit Agreement]

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Francis Birkeland
	Name:	Francis Birkeland
	Title:	Managing Director

By:	/s/ Urvashi Zutshi
	Name:	Urvashi Zutshi
	Title:	Managing Director

[Signature Page – Consent Letter under Genco Shipping & Trading Limited Credit Agreement]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Yannick Le Gourieres
	Name:	Yannick LE GOURIERES
	Title:	Director

By:	/s/ Irina Benimovich
	Name:	Irina Benimovich
	Title:	Senior Associate

[Signature Page – Consent Letter under Genco Shipping & Trading Limited Credit Agreement]

DEUTSCHE BANK AG FILIALE DEUTSCHLANDGESCHÄFT, as a Lender

By:	/s/ Bastian Duehmert
	Name:	Bastian DUEHMERT
	Title:	Director

By:	/s/ Andreas Twardzik
	Name:	Andreas TWARDZIK
	Title:	Vice President

[Signature Page – Consent Letter under Genco Shipping & Trading Limited Credit Agreement]

CRÉDIT INDUSTRIEL ET COMMERCIAL, as a Lender

By:	/s/ Andrew McKuln
	Name:	Andrew McKuln
	Title:	Managing Director

By:	/s/ Adrienne Molloy
	Name:	Adrienne Molloy
	Title:	Managing Director

[Signature Page – Consent Letter under Genco Shipping & Trading Limited Credit Agreement]

BNP PARIBAS., as a Lender

By:	/s/ E. Dulcire
	Name:	E. Dulcire
	Title:	Director

By:	/s/ Pierre Frachon
	Name:	Pierre FRACHON
	Title:	Director

[Signature Page – Consent Letter under Genco Shipping & Trading Limited Credit Agreement]